SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 5, 2002
                                                 -------------------------


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)


  Maine                           0-2429                       59-0276810
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(State or other jurisdiction   (Commission File   (IRS Employer Identification
     of incorporation)               Number)                     No.)


 One Energy Place, Pensacola, Florida              32520-0102
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code      (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.         Other Events.
                ------------
                On December 5, 2002, Gulf Power Company (the "Company") and Gulf Power Capital Trust IV (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 40,000 Flexible Trust Preferred Securities (Liquidation Amount $1,000 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Statement Nos. 333-59942, 333-59942-01 and 333-59942-02) of the Company and the Trust. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                (c) Exhibits.

                   1          Underwriting Agreement, dated December 5, 2002, among the Company, the Trust and
                              Lehman Brothers Inc., as the representative of the underwriters named in Schedule I thereto.

                 4.2          Fifth Supplemental Indenture dated as of December
                              13, 2002, providing for the issuance of the Company's Series E Junior Subordinated Notes due
                              November 30, 2042.

                 4.5          Amended and Restated Trust Agreement of Gulf Power Capital Trust IV.

                 4.6          Form of Preferred Security of Gulf Power Capital Trust IV (included in Exhibit 4.5 above).

                4.7           Form of Series E Junior Subordinated Note due November 30, 2042 (included in
                              Exhibit 4.2 above).

                4.8           Guarantee Agreement relating to Gulf Power Capital Trust IV.

                4.9           Agreement as to Expenses and Liabilities relating to Gulf Power Capital Trust IV
                              (included in Exhibit 4.5 above).

                5.1           Opinion of Troutman Sanders LLP.

                5.2-A         Opinion of Richards, Layton & Finger, P.A., relating to Gulf Power Capital Trust IV.

                8             Tax Opinion of Troutman Sanders LLP.

                12.1          Computation of ratio of earnings to fixed charges.

                12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 13, 2002         GULF POWER COMPANY



                                    By      /s/  Wayne Boston
                                      -----------------------------
                                           Wayne Boston
                                        Assistant Secretary